EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1850, as adopted pursuant to Section 9096 of the Sarbanes-Oxley Act, I, Bhasker Panchal, certify that:

To the best of my knowledge and belief, the quarterly report on Form 10-QSB filed with the Securities and Exchange Commission on February 17, 2004 by USA Broadband, Inc. and to which this certification is appended fully complies with the requirements of Section 13(A) of the Securities Exchange Act of 1934, and the information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of USA Broadband, Inc.

/s/ Bhasker Panchal
Interim Chief Executive Officer and Interim Chief Financial Officer